UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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    Definitive Proxy Statement
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    Soliciting Material Pursuant to §240.14a-12

SONA MOBILE HOLDINGS CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SONA MOBILE HOLDINGS CORP.

Notice of Annual Meeting of Stockholders

To Be Held On Friday, September 29, 2006 at 10:00 A.M.

TO THE STOCKHOLDERS OF SONA MOBILE HOLDINGS CORP.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sona Mobile Holdings Corp. will be held in the Valencia Room of the San Carlos Hotel, 150 East 50th Street, 2nd floor, New York, NY 10022, on Friday, September 29, 2006 at 10:00 A.M., Eastern Time, for the following purposes:

1.	To elect four (4) directors;

2.	To approve the Company’s 2006 Incentive Plan (the ‘‘Plan’’);

3.	To approve the appointment of Horwath Orenstein LLP (‘‘Horwath’’) as the Company’s auditors for 2006; and,

4.	To transact such other business as may properly be brought before the meeting or any adjournment or postponements thereof.

The Board of Directors (the ‘‘Board’’) has fixed the close of business on Friday, August 18, 2006 as the record date (the ‘‘Record Date’’) for the determination of the stockholders entitled to notice of and to vote at this meeting and at any adjournment or postponements thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen Fellows, Corporate Secretary

Dated:    New York, New York

        August 31, 2006

IMPORTANT:

Whether or not you expect to attend in person, please complete, sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly signing, dating and returning the Proxy will save Sona Mobile Holdings Corp. the expense and extra work of additional solicitation. An addressed envelope for which no postage is required has been enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option. If your stock is held through a broker, bank or a nominee and you wish to vote at the meeting you will need to obtain a proxy form from your broker, bank or a nominee and present it at the meeting.

SONA MOBILE HOLDINGS CORP.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, September 29, 2006

This Proxy Statement is furnished to the stockholders of Sona Mobile Holdings Corp., a Delaware corporation, in connection with the solicitation by our Board of proxies to be used at the our 2006 Annual Meeting of Stockholders to be held in the Valencia Room of the San Carlos Hotel, 150 East 50th Street, 2nd floor, New York, NY 10022, on Friday, September 29, 2006 at 10:00 A.M., Eastern Time, and at any adjournments thereof (the ‘‘Annual Meeting’’). The approximate date on which this Proxy Statement and the accompanying proxy will be mailed to stockholders is August 31, 2006.

INFORMATION ABOUT THE MEETING

Record Date and Quorum

Only stockholders of record at the close of business on the Record Date, are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 58,417,856 shares of our common stock, par value $.01 per share (‘‘Common Stock’’), issued and outstanding, each of which is entitled to one vote and no shares of preferred stock outstanding.

Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. Shares of Common Stock were the only voting securities outstanding on the Record Date. A quorum will be present at the Annual Meeting if shares of the Common Stock outstanding on the Record Date representing a majority of the total number of votes are present at the meeting in person or by proxy.

Voting of Proxies

The persons acting as proxies (the ‘‘Proxyholders’’) pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the Proxyholders will vote the shares represented by the proxy for: (i) electing the director nominees named in this Proxy Statement; (ii) approving the Plan; (iii) approving the appointment of Horwath as our auditors for 2006; and (iv) in their discretion, on any other business that may come before the meeting or any adjournments or postponements of the meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under our bylaws (the ‘‘Bylaws’’) and the Delaware General Corporations Law (the ‘‘DGCL’’): (1) shares represented by proxies that reflect abstentions or ‘‘broker non-votes’’ (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions or non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Election of Directors.    The election of directors requires a plurality of the votes cast for the election of directors. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

Except as set forth below, each person who served as a director or executive officer since the beginning of our last fiscal year and each person nominated by the Board for election as a director at the Annual Meeting, all of whom are currently serving as directors, has no substantial interest, direct or indirect, by security holdings or otherwise, in any of the proposals submitted to a vote at the Annual Meeting other than if he is a nominee for election as a director, that he has an interest in being elected as a director.

Approval of the Plan and Appointment of Auditors.    The affirmative vote of a majority of the votes cast by stockholders entitled to vote at the Annual Meeting is required to approve the Plan and to approve the appointment of Horwath as our independent auditors for the fiscal year ending December 31, 2006. An abstention from voting on this matter will be treated as ‘‘present’’ for quorum purposes. However, since an abstention is not treated as a ‘‘vote’’ for or against the matter, it will have no effect on the outcome of the vote.

Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Sona Mobile Holdings Corp. at or prior to the meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the meeting. Attendance at the meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

We will bear the entire cost of this proxy solicitation, including the cost of preparing, printing and mailing the Proxy Statement, the proxy and any additional soliciting materials sent by us to stockholders. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred by them in forwarding proxy soliciting materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by telephone.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of our Common Stock by the following:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

•	each of our directors and director nominees:

•	each executive officer named in the Summary Compensation Table below; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all of the Common Stock owned by them. The individual shareholders have furnished all information concerning their respective beneficial ownership to us.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Beneficially Owned(1)
Shawn Kreloff(2), officer and director	3,171,577	(3)	5.4%
Bryan Maizlish(2)(4), director	108,006	(5)(6)(7)	*
Mike Fields(2), director	40,000	(6)	*
Paul C. Meyer, director c/o Shuffle Master, Inc. 1006 Palms Airport Drive, Las Vegas, NV 89119	42,500	(6)(8)	*
M. Jeffrey Branman, director 935 First Avenue King of Prussia, PA 19406	191,250	(9)(10)	*
Lance Yu, officer c/o Sona Mobile Holdings Corp. 44 Victoria Street, Suite 801, Toronto, Ontario M5C1Y2	1,278,734	(11)	2.2%
All directors and officers as a group (Seven)	4,815,817	(12)	8.2%
Thomas R. Ellis c/o P.T. Houston, LLC 2323 North 30th Street, Suite 100 Tacoma, WA 98403	3,761,171	(13)	6.4%
Steven L. Martin c/o Slater Asset Management, LLC 825 Third Avenue, 33rd Floor New York, NY 10022	4,685,694	(14)	7.9%
Shuffle Master, Inc. 1106 Palms Airport Drive Las Vegas, NV 89119	6,007,692	(15)	9.9%
Brendan O’Neil c/o Enable Capital Partners One Ferry Building, Suite 255 San Francisco, CA 94111	3,000,000	(16)	5.0%
John Bush P.O. Box 236 Nobleton, ON L0G 1N0, Canada	5,007,067	(17)	8.5%

*	Less than 1%.

(1)	Effect is given, pursuant to Rule 13-d(1)(i) promulgated under the Exchange Act, to shares issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of the date of this prospectus.

(2)	c/o Sona Mobile Holdings Corp. 825 Third Avenue, 32nd Floor, New York, NY 10022

(3)	Includes 166,666 shares underlying currently exercisable options and 41,666 shares underlying warrants that are immediately exercisable.

(4)	Mr. Maizlish for personal reasons is not standing for reelection at the Annual Meeting.

(5)	Includes 60,000 shares issuable upon the exercise of options which expire on April 19, 2008 and 3,750 director options which expire on November 17, 2010.

(6)	Includes 40,000 shares issued to the security holder upon his appointment to the Board, of which 20,000 vested immediately and 20,000 will vest one year from the date of grant.

(7)	Includes 3,750 shares underlying options currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(8)	Includes 2,500 shares underlying options currently exercisable or exercisable within 60 days of the date of this Proxy Statement.

(9)	Includes 100,000 shares issued to the security holder upon his appointment to the Board, of which 50,000 vested immediately and 50,000 will vest one year from July 13, 2006, and 30,000 shares underlying warrants that are immediately exercisable.

(10)	Includes 1,250 shares underlying exercisable options.

(11)	Includes 100,000 shares underlying exercisable options.

(12)	Includes 450,833 shares underlying options granted to these directors and officers.

(13)	All shares are registered in the name of PT Houston LLC, of which Mr. Ellis is the sole member and manager.

(14)	Includes 8,000 shares owned by his wife, 152,400 shares owned by his IRA and 76,200 shares owned by his wife’s IRA; 1,072,361 shares underlying warrants held by Mr. Martin and certain of the entities mentioned in this footnote and his wife’s IRA; 1,372,000 shares owned by Slater Equity Partners, L.P., 762,200 shares owned by Slater Equity Partner’s Offshore Fund Ltd. and 652,400 shares owned by Slater FF&E Fund, LLC by virtue of the fact that he is the Manager and controlling owner of Slater Asset Management, L.L.C. (SAM) and Slater Capital Management, L.L.C. (SCM). SAM is the general partner of investment limited partnerships of which SCM is the investment advisor, including Slater Equity Partners, L.P. SCM is also the investment advisor to Slater Equity Partners Offshore Fund Ltd. and the manager of Slater FF&E Fund, LLC.

(15)	Includes 2,033,333 shares underlying warrants. Dr. Mark L. Yoseloff and Messrs. Ken Robson, Garry W. Saunders, Todd Jordan and Louis Castle are all members of Shuffle Master’s Board of Directors and, as such, have shared voting and investment control over these securities. The named individuals disclaim beneficial ownership of these securities.

(16)	Includes 1,000,000 shares underlying warrants.

(17)	Includes 58,443 shares underlying options and 80,168 shares owned by his wife.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Board presently consists of five members. Directors serve for a one-year term or until their successors are duly elected and qualified.

At the Annual Meeting, stockholders will be asked to elect four directors to serve until the annual meeting of stockholders in 2007 and until each director's successor is elected and qualified. Bryan Maizlish, a director of the Company since 2000, is not, for personal reasons, standing for reelection at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe these nominees will not be available for election.

The following table sets forth the names and ages of each nominee, the principal occupation of each during the past five years and the period, if any, during which each has served as a director of Sona Mobile Holdings Corp. Information as to the stock ownership of each nominee is set forth under ‘‘Security Ownership of Certain Beneficial Owners and Management.’’ All of the director-nominees are currently serving as directors and have been approved, recommended and nominated for re-election to the Board by Sona Mobile Holdings Corp.’s Compensation and Nominating Committee and by the Board.

Name of Nominee	Age	Year First Elected/Appointed	Position and Offices with the Company
Shawn Kreloff	43	2005	Director, Chairman, Chief Executive Officer and President
Paul C. Meyer(1)(2)	59	2006	Director
Michael Fields	46	2006	Director
M. Jeffrey Branman(1)(2)	50	2006	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation and Nominating Committee.

Shawn Kreloff has been Chairman of the Board since April 19, 2005 and our Chief Executive Officer and President since May 5, 2006. From September 2004 until April 19, 2005 he was was a director and the Chairman of Sona Mobile, Inc., a State of Washington corporation that became our wholly-owned subsidiary through a reverse merger (the ‘‘Merger’’) on that date. In the Merger, the former shareholders of Sona Mobile, Inc. acquired 80% voting control and operational and management control of this company, which was known at the time as PerfectData Corporation. Mr. Kreloff was a founding investor of Insight First, a company that provides analytics software, which was sold to 24/7 Media (Nasdaq: TFSM) in 2003. He was also a founding investor, as well as Executive Vice President of business development, of Opus360 Corporation, which was acquired by Artemis International Solutions (OTC: AMSI) in 2002. He was a founder of Gray Peak Technologies, Inc., a network consulting firm that provided consulting services to telecom, financial and other Fortune 1,000 companies, and served as its Chairman and Chief Executive Officer until it was sold to USWeb (Nasdaq: USWB) in 1998. From September 2002 to 2003, Mr. Kreloff was Executive Vice President of sales, marketing and business development of Predictive Systems, Corp., a network infrastructure and security consulting company. Since September 2004, Mr. Kreloff has been a member of the Board of Directors of Secured Services, Inc., (OTCBB: SSVC.OB). Mr. Kreloff also served on the Board of Directors of Hudson Williams, a computer consulting firm, from 1999 through 2004 when it was acquired by Keynote Systems (Nasdaq NM: KEYN).

Paul C. Meyer was appointed to the Board on March 28, 2006. He has served as President of Shuffle Master, Inc., a publicly traded casino gaming supply company, since October 2003 and was appointed as Shuffle Master’s Chief Operating Officer in February 2004. Mr. Meyer served as president of the Integrated Solutions Division of Concurrent Computer Corporation from December 2000 until October 2003.

Michael Fields was appointed to the Board on August 7, 2006. He is currently the Executive Vice President of Action Gaming, Las Vegas, where he is responsible for maintaining a multi-million dollar recurring revenue stream as well as expanding video poker boundaries to the legal aspects of the internet. Prior to working with Action Gaming, Mr. Fields held, from February 2001 to December 2005, the position of Director of Product Marketing with International Game Technology, Las Vegas, where he was responsible for oversight and strategic planning and development of video poker products and popular wide-area progressive games. Mr. Fields holds a degree in Business Administration from the University of South Carolina.

M. Jeffrey Branman was appointed to the Board on July 6, 2006. He is the President and owner of Interactive Commerce Partners LLC, a provider of financial advisory services to companies in the interactive commerce technology and content, merchandising, and direct marketing businesses. Mr. Branman founded Interactive Commerce Partners in March 2005. From April 2000 through March 2005, Mr. Branman served as President and founder of Interactive Technology Services, a subsidiary of Comcast Corporation, a developer, manager and operator of broadband cable networks. Interactive Technology Services served as financial advisor to Interactive Technology Holdings, LLC, a joint venture of Comcast Corporation and QVC, Inc. which made venture capital investments in interactive commerce technology and content companies. Portfolio companies, where Mr. Branman served on the Board of Directors, include GSI Commerce, Inc. (NASDAQ: GSIC), Commerce Technologies, Inc. and Scene7, Inc. From March 1996 to February 2000, Mr. Branman was Senior Vice President Corporate Development of Foot Locker, Inc., a retailer of athletic footwear and apparel, and additionally was Chief Executive Officer of FootLocker.com, the internet and direct marketing subsidiary of Foot Locker from October 1998 to February 2000. Mr. Branman currently serves on the Board of Directors of GSI Commerce.

The Board recommends that the stockholders vote FOR the election of the foregoing nominees.

*    *    *    *    *

Committees and Board Meetings

The Board of Sona Mobile Holdings Corp. has established two standing committees: an Audit Committee and a Compensation and Nominating Committee.

Attendance at Committee and Board of Directors Meetings

During the most recent fiscal year, which ended December 31, 2005, the Board held six meetings. In the period from April 19, 2005, the date of the Merger, through December 31, 2005, the Audit Committee held two meetings. Meetings were also held to review our quarterly reports on Form 10-QSB for each of the first three quarters of our 2005 fiscal year. In the period from April 19, 2005, the date of the Merger, through December 31, 2005, the Compensation and Nominating Committee held one meeting to approve employee and officer stock options. All directors attended at least 75% of the aggregate number of meetings of the Board and of all committees of the Board on which that director served during the last full fiscal year. It is our policy that directors are invited and encouraged to attend the Annual Meeting.

Audit Committee

During our most recent fiscal year, which ended December 31, 2005, we had a separately-designated standing Audit Committee. From April 19, 2005 to July 19, 2005, the entire Board functioned as the Audit Committee. On July 19, 2005 two new independent directors were appointed to the Board — Frank Fanzilli and Paul McAleese — and they were immediately appointed to serve on the Audit Committee with Mr. Fanzilli appointed as Acting Chairman until we could identify an ‘‘audit committee financial expert’’. On September 14, 2005, Michael Castellano, who qualified as an ‘‘audit committee financial expert’’, was appointed to the Board and the Audit Committee and was named Chairman of the Audit Committee. Subsequently, Paul Meyer was appointed to the Audit Committee and Frank Fanzilli continued to serve as a member of the Audit Committee. Mr. Castellano resigned from the Board effective May 16, 2006 and Mr. Fanzilli resigned effective June 15, 2006.

On July 6, 2006, M. Jeffrey Branman was appointed to the Board and as Chairman of the Audit Committee. Mr. Branman qualifies as an ‘‘audit committee financial expert’’. The other member of the Audit Committe as currently constituted is Paul Meyer. Messrs. Branman and Meyer satisfy the eligibility requirements imposed by Nasdaq for service on an audit committee of a NASDAQ-listed company. As our Common Stock is only quoted on the Over-the-Counter Bulletin Board, we are not required to comply with the independence rules imposed by NASDAQ. However, we believe that as a matter of good corporate governance it is prudent to comply with those rules. As a result, we have reconstituted our Audit Committee with independent directors. A copy of the Audit Committee Charter was included as an appendix to our Proxy Statement filed on October 27, 2005.

Audit Committee Report

The Audit Committee was established to meet with management and our independent accountants to determine the adequacy of internal controls and other financial reporting matters. From April 19, 2005 through September 14, 2005 the entire Board, including Bryan Maizlish, whom the Board determined is ‘‘financially literate’’ as that term is defined under NASD Rule 4200, functioned as the Audit Committee. On September 14, 2005, the Audit Committe was reconsituted with Michael Casstellano and Frank Fanzilli, who qualified as independent ‘‘audit committee financial experts’’ as defined in Item 401(e)(1) of Regulation S-B, promulgated under the Securities Act of 1933.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2005 and met with our Chief Financial Officer to discuss such audited financial statements. The Committee discussed with our independent accountant, Horwath, the matters required to be discussed pursuant to Statement on Accounting Standards No. 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from

Horwath required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Horwath its independence from the Company and management. Horwath had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee authorized the inclusion of our audited financial statements for the fiscal year ended December 31, 2005 in its Annual Report on Form 10-KSB, filed on March 31, 2006.

Members of the Audit Committee
Michael P. Castellano, Chairman
Frank J. Fanzilli, Jr

Compensation and Nominating Committee

On July 19, 2005, the Board established a Compensation and Nominating Committee. Mr. Fanzilli and Mr. McAleese were appointed the sole members of the Compensation and Nominating Committee with Mr. McAleese appointed as Chairman. Mr. McAleese resigned from the Board on March 6, 2006 and Mr. Fanzilli resigned as of June 15, 2006. After Mr. McAleese resigned, Mr. Fanzilli, who qualified as independent as independence for nominating committee members is defined in the applicable listing standards, served as the Chairman of the Compensation and Nominating Committee.

The Compensation and Nominating Committee has approved, adopted and ratified the Compensation and Nominating Committee Charter, a copy of which was included as an appendix to our Proxy Statement filed on October 27, 2005. The function of the Compensation and Nominating Committee is to review and recommend the compensation and benefits, payable to our officers, review general policy matters relating to employee compensation and benefits and administer our various stock option plans and other incentive compensation arrangements. The Committee will also identify individuals qualified to become members of the Board and make recommendations to the Board of nominees to be elected by stockholders or to be appointed to fill vacancies on the Board. A copy of the Compensation and Nominating Committee Charter was filed as an appendix to our Proxy Statement, dated October 27, 2005.

In identifying and recommending nominees for positions on the Board, we anticipate that the Compensation and Nominating Committee will consider (i) a candidate's judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate's business or other relevant experience; and (iii) the extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs.

The Board expects that Compensation and Nominating Committee will also consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Committee, a stockholder should notify our Corporate Secretary by written notice delivered to, or mailed to and received at, our principal executive offices not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting date, regardless of any postponements, deferrals or adjournments of that meeting to a later date. A stockholder's notice to the Corporate Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election to the Board, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nomination; (iii) the class and number of shares of stock owned by the stockholder on the date of such stockholder's notice and by any other stockholders known by such stockholder to be supporting such nomination on the date of such stockholder's notice and (iv) any financial interest of the stockholder in such nomination.

The Board believes that the minimum qualifications for service as a director are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board's oversight of our business and affairs and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Committee's evaluation of potential candidates shall be consistent with the Board's criteria for selecting new directors. Such criteria include an understanding of our business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board's ability to manage and direct our affairs and business, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Committee may also receive suggestions from our current Board members, executive officers or other sources, which may be either unsolicited or in response to requests from the Committee for such candidates. In addition, the Committee may also, from time to time, engage firms that specialize in identifying director candidates.

Once a person has been identified by the Committee as a potential candidate, the Compensation and Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the chairman or another member of the Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee may request information from the candidate, review the person's accomplishments and qualifications and may conduct one or more interviews with the candidate. The Committee will consider all such information in light of information regarding any other candidates that the Committee might be evaluating for membership on the Board. In certain instances, the Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder.

Our director nominees, Paul C. Meyer, M. Jeffrey Branman and Michael Fields were recommended by the Compensation and Nominating Committee for election at the Annual Meeting. Mr. Fields was initially recommended as a nominee by the current Chief Executive Officer, Shawn Kreloff. Mr. Kreloff also recommended Mr. Meyer as a nominee pursuant to an option agreement, between the Company and Shuffle Master, Inc., under which the Company agreed to appoint a designee of Shuffle Master, Inc. to the Board. Mr. Branman was initially recommended as a nominee by a securityholder, Steven L. Martin. On August 14, 2006, all director-nominees were approved by the Board and the Compensation and Nominating Committee for election at the Annual Meeting.

Stockholder Communications with Directors

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically, at boardofdirectors@sonamobile.com. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to our executive offices at 825 Third Avenue, 32nd Floor, New York, New York 10022 to the attention of the Corporate Secretary. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

Compensation of Directors

Each non-employee director, immediately upon his or her election or appointment to the Board, receives 40,000 shares of Common Stock, of which 20,000 shares vest immediately and 20,000 vest on the first anniversary of his or her election to the Board. If the director leaves the Board for any reason, voluntarily or involuntarily, before the first anniversary of his or her election to the Board, he or she forfeits any unvested shares. In addition, the Chairman of the Audit Committee who is also designated as an ‘‘audit committee financial expert’’ receives an additional 60,000 restricted shares upon his or her appointment as such, 30,000 of which vest immediately and 30,000 of which vest on the first anniversary of his or her appointment. Each non-employee director also receives an annual director’s fee of $5,000 and an option to purchase 5,000 shares of Common Stock, which option becomes exercisable in equal quarterly installments, and $250 plus reimbursement for actual out-of-pocket expenses, for each Board meeting attended in person and $125 for each Board meeting attended telephonically.

The Chairmen of the Audit Committee and the Compensation and Nominating Committee each receive an annual fee of $1,000, payable in equal quarterly installments. Each member of the Audit Committee and the Compensation and Nominating Committee receive $250, plus reimbursement for actual out-of-pocket expenses, for each committee meeting attended in person and $125 for each committee meeting attended telephonically, unless the committee meeting immediately precedes or follows a Board meeting, in which event the committee members receive $150, for attending the committee meeting in person and $75 if they attend the committee meeting telephonically.

APPROVAL OF THE 2006 INCENTIVE PLAN
(Item 2 on the Proxy Card)

The Board has adopted the Plan and is recommending that stockholders approve the Plan at the Annual Meeting. The Plan is integral to the Company’s compensation strategies and programs for directors, officers, employees, and third party service providers. The Board believes that the Plan would maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate, and retain the caliber of employees and directors essential for achievement of the Company’s success. If the Plan is adopted by the Company’s stockholders, the Amended and Restated Stock Option Plan of 2000 of Sona Mobile Holdings Corp. (the ‘‘2000 Plan’’) will be terminated.

The Plan would permit the grant of options, share appreciation rights (‘‘SARs’’), restricted shares, restricted share units, performance awards, annual incentive awards, cash-based awards and other share-based awards. Stockholder approval of the Plan, among other things, is intended to (1) comply with applicable securities law requirements, (2) permit the performance-based awards discussed below to qualify for deductibility under Section 162(m) of the Internal Revenue Code and (3) allow for the issuance of the ‘‘incentive stock options’’ described below. Individuals eligible to receive awards and grants under the Plan include employees, officers, directors, consultants, agents, advisors and other third party service providers of the Company and its subsidiaries. As of August 18, 2006, there are 5 directors, 3 executive officers and approximately 30 employees (other than executive officers) who are eligible to receive awards under the Plan.

A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan that is attached to this Proxy Statement as Appendix A.

Description of the Plan

The purpose of the Plan is to provide a means whereby employees, directors, and third party service providers develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of the Plan is to provide a means through which the Company may attract able persons to become employees or serve as directors or third party service providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain share ownership, thereby strengthening their concern for the welfare of the Company.

The Plan will become effective upon stockholder approval and will terminate ten years later unless sooner terminated.

The Plan and Participant Share Limits

The maximum number of shares of Common Stock issuable under the Plan is 7,000,000, which represents approximately 12% of the current outstanding shares of Common Stock. Any shares that are subject to awards of options or share appreciation rights are counted against this limit as one share for every share issuable pursuant to such awards. Any shares that are subject to awards other than options or stock appreciation rights shall be counted against this limit as two shares for every share awarded pursuant to any such awards.

Shares are counted against the authorization only to the extent they are actually issued. Thus, shares, which terminate by expiration, forfeiture or cancellation or are otherwise either settled with cash in lieu of shares or exchanged for awards not involving shares, shall again be available for grant.

The Plan also imposes annual per-participant award limits. The maximum number of shares for which options may be granted to any person in any calendar year is 3,500,000. The maximum number of shares subject to SARs granted to any person in any calendar year is 500,000. The maximum aggregate grant to any person in any calendar year of restricted shares or restricted share units is

500,000 shares. The maximum aggregate grant to any person in any calendar year of performance units or performance shares is 500,000 shares, or the value of 500,000 shares determined as of the earlier of the date of vesting or payout. The maximum aggregate grant to any person in any calendar year of cash-based awards may not exceed $500,000. The maximum aggregate grant to any person in any calendar year of other share-based awards is 500,000 shares.

The number and kind of shares that may be issued, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual per-participant award limits, and other value determinations are subject to adjustment by the Designated Committee (as defined in the paragraph below) to reflect share dividends, share splits, reverse share splits, and other corporate events or transactions, including without limitation distributions of shares or property other than normal cash dividends. The Designated Committee may also make adjustments to reflect unusual or nonrecurring events such as mergers, consolidations, spin-offs and other corporate reorganizations.

Administration

A committee designated by the Board, consisting of at least two directors, each of whom must be considered (i) a ‘‘non-employee director’’ within the meaning of Rule 16b-3 of the Exchange Act and (ii) an ‘‘outside director’’ pursuant to Section 162(m) of the Internal Revenue Code (the ‘‘Designated Committee’’), will be responsible for administering the Plan. The Designated Committee will have the discretionary power to interpret the terms and intent of the Plan and any Plan-related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. Determinations of the Designated Committee will be final and binding. The Designated Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Designated Committee may also delegate to one or more Company officers the power to designate other employees and third party service providers to be recipients of awards.

Eligibility

Employees, nonemployee directors, and third party service providers of the Company and its subsidiaries who are selected by the Designated Committee are eligible to participate in the Plan.

Options

The Designated Committee may grant both incentive stock options (‘‘ISOs’’) and nonqualified stock options (‘‘NQSOs’’) under the Plan. Eligibility for ISOs is limited to employees of the Company and its subsidiaries. The exercise price for options cannot be less than the fair market value of the shares underlying such options on the date of grant (provided that the exercise price cannot be less than 110% of the fair market value of the shares on the date of grant with respect to ISOs granted to a 10% stockholder). The latest expiration date cannot be later than the tenth (10th) anniversary of the date of grant (for an ISO, the 5th anniversary of the date of grant if the recipient is a 10% stockholder). Fair market value under the Plan may be determined by reference to market prices on a particular trading day or on an average of trading days, as determined by the Designated Committee. The exercise price may be paid with cash or its equivalent, with previously acquired shares (in certain circumstances, that have been held at least six months), or by other means approved by the Designated Committee, including by means of a broker-assisted cashless exercise.

Share Appreciation Rights

The Designated Committee may grant SARs under the Plan either alone or in tandem with options. The grant price of a SAR cannot be less than the fair market value of the shares at the time of grant. The grant price of a SAR granted in tandem with an option will be the same as the option price of the option. SARs cannot be exercised later then the tenth (10th) anniversary of the date of grant. SARs granted in tandem with ISOs are subject to special restrictions.

Freestanding SARs may be exercised on such terms as the Designated Committee determines and tandem SARs may be exercised by relinquishing the related portion of the tandem option. Upon exercise of an SAR, the holder will receive from the Company shares equal in value to the difference between the fair market value of the shares subject to the SAR, determined as described above, and the grant price.

Restricted Shares and Restricted Share Units

The Designated Committee may award restricted shares and restricted share units. Restricted share awards consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted share unit awards result in the transfer of shares to the participant only after specified conditions are satisfied. A holder of restricted shares is generally treated as a current stockholder (subject to the restrictions), whereas the holder of a restricted share unit award is treated as a stockholder with respect to the award only when the shares are delivered in the future. The Designated Committee will determine the restrictions and conditions applicable to each award of restricted shares or restricted share units.

Performance Unit and Performance Share Awards

Performance unit and performance share awards may be granted under the Plan. Performance unit awards will have an initial value that is determined by the Designated Committee. Performance shares will have an initial value that is based on the fair market value of the shares on the date of grant. Such awards will be earned only if performance goals over performance periods established by or under the direction of the Designated Committee are met. The performance goals may vary from participant to participant, group to group, and period to period. The performance goals for performance unit and performance share awards that are intended to constitute ‘‘qualified performance-based compensation’’ will be based upon one or more of the following: (i) net earnings or net income (before or after taxes); (ii) earnings per share; (iii) net sales growth; (iv) net operating profit; (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); (vii) earnings before or after taxes, interest, depreciation, and/or amortization; (viii) gross or operating margins; (ix) productivity ratios; and (x) share price (including, but limited to, growth measures and total stockholder return).

The Designated Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that are objectively determinable and that occur during the performance period to which the award is subject: asset write-downs, litigation, claims, judgments, or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reporting results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; and foreign exchange gains and losses.

Awards that are designed to qualify as performance-based compensation may not be adjusted upward. However, the Designated Committee has the discretion to adjust these awards downward. In addition, the Designated Committee has the discretion to make awards that do not qualify as performance-based compensation. Awards may be paid in the form of cash, shares, or in any combination, as determined by the Designated Committee.

Cash-Based Awards

The Designated Committee may grant cash-based awards under the Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Designated Committee may determine that are not inconsistent with the terms of the Plan. Although based on a specified dollar amount, cash-based awards may be paid, in the Designated Committee’s discretion, either in cash or by the delivery of shares.

Other Share-Based Awards

The Designated Committee may grant equity-based or equity-related awards, referred to as ‘‘other share-based awards,’’ other than options, SARs, restricted shares, restricted share units, or performance shares. The terms and conditions of each other share-based award shall be determined by the Designated Committee. Payment under any other share-based awards will be made in shares or cash, as determined by the Designated Committee.

Dividend Equivalents

The Designated Committee may provide for the payment of dividend equivalents with respect to any shares subject to an award that have not actually been issued under the award.

Termination of Employment

The Designated Committee will determine how each award will be treated following termination of the holder’s employment with, or service for, the Company, including the extent to which unvested portions of the award will be forfeited and the extent to which options, SARs, or other awards requiring exercise will remain exercisable.

Additional Provisions

Neither ISOs nor, except as the Designated Committee otherwise expressly determines, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime, an ISO and, except as the Designated Committee may determine, other non-transferable awards requiring exercise, may be exercised only by the recipient.

Treatment of Awards Upon a Change of Control and Related Transactions

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such awards upon a ‘‘Change of Control’’ of the Company (as that term may be defined in such written agreement), provided, that such written agreement may not increase the maximum amount of such awards.

Amendment of Awards Plan

The Designated Committee may at any time alter, amend, modify, suspend, or terminate the Plan or any outstanding award in whole or in part, except that no amendment of the Plan will be made without stockholder approval if stockholder approval is required by applicable law, regulation or stock exchange rule. No amendment to an award previously granted may adversely affect the rights of any participant to whom such award was granted without such participant’s consent, unless specifically provided for in the Plan.

Adjustment of Awards

In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of our stock or property, combination of shares, exchange of shares, dividend in kind, or other like change in our capital structure or distribution (other than normal cash dividends) to our stockholders, or any similar corporate event or transaction, the Designated Committee shall, in order to prevent dilution or enlargement of participants’ rights under the Plan, substitute or adjust the number and kind of shares that may be issued under the Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards. The Designated Committee shall also make appropriate adjustments in the terms of any awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding awards, including modifications of performance goals and changes in the length of performance periods. Subject to certain limitations set forth in the Plan and applicable rules of the Internal Revenue Code, without affecting the number of shares reserved or available thereunder, the Designated Committee shall authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of our property or stock, or reorganization upon such terms and conditions as it may deem appropriate, or the Designated Committee or the Board may cause any award outstanding as of the effective date of the applicable event to be cancelled in consideration of a cash payment or alternate award made to the holder of such cancelled award equal in value to the fair market value of such cancelled award (other than the repricing, replacing or regranting of options or share appreciation rights through cancellation or the lowering of the option price or grant price or in violation of the Internal Revenue Code).

Awards for Non-U.S. Employees

To comply with the laws in other countries in which the Company or its subsidiaries operate or may operate or have employees, officers, directors, or third-party service providers, the Designated Committee may establish, among other things, subplans under the Plan and modify the terms of the awards made to such employees, officers, directors or third-party service providers.

Material Federal Income Tax Considerations

The following is a brief summary of the principal federal income tax consequences of awards under the Plan. The summary is based upon current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

Incentive Options

Unless the stockholders approve the Plan, the Company will be unable to issue ISOs. An optionee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. However, the exercise of an ISO may in some cases trigger liability for the alternative minimum tax.

Upon the sale of ISO shares, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at the long-term capital gains rate if the optionee has not disposed of the shares within two (2) years after the date of the grant of the ISO and has held the shares for at least one (1) year after the date of exercise, and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

If an optionee sells ISO shares before having held them for at least one (1) year after the date of exercise and two (2) years after the date of grant (a ‘‘Disqualifying Disposition’’), the optionee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale, or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposition. In the year of a Disqualifying Disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the optionee recognizes as a result of the Disqualifying Disposition.

Nonqualified Options

In general, an optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such an option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the option.

Restricted Shares

A participant who receives an award of restricted shares does not generally recognize taxable income at the time of the award. Instead, unless an election is made as described in the next paragraph, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted shares in an amount equal to the fair market value of the restricted shares (less any cash paid for the shares) on the date of the award. Any such election must be filed with the Internal Revenue Service within thirty (30) days of the date of grant. Future appreciation on the shares will be taxed as capital gains when the shares are sold. However, if after making such an election, the shares are forfeited, the participant will be unable to claim any loss deduction.

The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards

In the case of an exercise of a SAR or an award of restricted share units, performance shares, performance units, share awards, or incentive awards, the participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

Million Dollar Deduction Limit

Pursuant to Section 162(m) of the Internal Revenue Code, the Company may not deduct compensation of more than one million dollars ($1,000,000) that is paid to an individual who, on the last day of the taxable year, is either the Company’s Chief Executive Officer or is among one of the four other most highly-compensated officers for that taxable year as reported in the Company’s proxy statement (a ‘‘Covered Employee’’). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. It is intended that awards under the Plan made to Covered Employees in the form of options, performance-based restricted shares, performance shares, performance units, SARs, and cash payments under annual incentive awards will constitute qualified performance-based compensation and, as such, will be exempt from the one million dollar ($1,000,000) limitation on deductible compensation, but no assurance can be made in this regard.

Compliance With Deferred Compensation Provisions of American Jobs Creation Act

The American Jobs Creation Act of 2004, enacted at the end of last year, added a new Section 409A to the Code. Section 409A imposes penalty taxes and interest charges on employees who receive certain deferred compensation that does not meet the requirements of Section 409A. The Company intends that awards under the Plan will meet the requirements of Section 409A, but no assurance can be made in this regard.

Withholding Taxes

Awards made to participants under the Plan may be subject to federal, state and local income tax and employment tax withholding obligations and the Company will comply with any requirements to withhold such taxes.

New 2006 Plan Benefits

A new benefits table has not been provided in this Proxy Statement because benefits under the Plan will primarily depend on the Designated Committee’s actions and the fair market value of the Company’s shares of Common Stock at various future dates. Therefore, it is not possible to determine the benefits that will be received by directors, executive officers, other employees and third party service providers if the Plan is approved by the stockholders. However, the Compensation and Nominating Committee has already authorized a grant of 3,000,000 stock options to our Chief Executive Officer, Shawn Kreloff, under the Plan. This proposed new grant is in addition to options for 750,000 shares previously granted to Mr. Kreloff under the 2000 Plan. Other than this award, any other future awards granted to directors, executive officers, other employees and third party service providers under the Plan are subject to the discretion of the Designated Committee and, therefore, are not determinable at this time. On August 16, 2006, the closing price of the Company’s shares of Common Stock was $0.635.

Outstanding Grants and Awards Under the 2000 Plan

Upon approval of the Plan by the Company's stockholders, no future awards will be granted under the 2000 Plan which will be terminated except to the extent of options and restricted stock awards previously granted thereunder that are still outstanding. The table set forth below identifies the number of options and restricted stock awards granted to officers and directors and other specified persons that are currently outstanding.

Name and Title of Awardee/Grantee	Shares Underlying Options	Restricted Stock Awards
Shawn Kreloff, Chairman, President and CEO	750,000	0
Stephen Fellows, Vice President, CFO & Secretary	300,000	53,333
Lance Yu, Senior Vice President and CTO	150,000	0
All current executive officers as a group (3 persons)	1,200,000	53,333
Paul Meyer Director	5,000	40,000
Bryan Maizlish, Director	65,000	40,000
M. Jeffrey Branman, Director	5,000	100,000
Michael Fields, Director	5,000	40,000
All current directors who are not executive officers as a group (4 persons)	80,000	220,000
All employees, including all current officers who are not executive officers, as a group (27 persons)	841,000	70,000
All former officers, directors and employees (10 persons)	528,332	0
TOTAL	2,649,332	343,333

The Board recommends a vote FOR the approval of the 2006 Plan.

*    *    *    *    *

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal position of our executive officers as of the Record Date:

Name	Age	Position
Shawn Kreloff	43	Chairman, Chief Executive Officer and President
Stephen Fellows	40	Vice President and Chief Financial Officer and Corporate Secretary
Lance Yu	36	Senior Vice President – Chief Technology Officer

The principal occupation and business experience of Mr. Kreloff is discussed above.

Stephen Fellows was appointed Chief Financial Officer on May 16, 2006. Mr. Fellows joined Sona Mobile in August 2005 as VP Finance & Corporate Controller. Mr. Fellows joined Sona Mobile from 3Com Corporation where he was Director of Finance of the corporate accounting group in Marlborough, MA. Prior to that Mr. Fellows spent five years as the Director of Finance & Operations of 3Com’s Canadian subsidiary. Mr. Fellows joined 3Com from Pennzoil Corporation where he spent time in the international mergers and acquisitions group in Houston, Texas, as well as four years as controller for Pennzoil Canada. Mr. Fellows holds a Bachelor of Business Administration degree from Wilfrid Laurier University in Waterloo, ON, Canada and earned his Chartered Accountants’ designation while articling with Arthur Andersen & Company in Toronto.

Lance Yu has been our Senior Vice President and Chief Technology Officer since our inception in November 2003. From January 2002 through November 2004, he was the Vice President – Technology of Sona Innovations, Inc. which was purchased by Sona-Washington from Baldhead Systems, a professional services, web design and business consulting organization based in Toronto, Canada, first as a Senior Project Manager and then as Vice President – Technology.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation earned for services rendered to us in all capacities during each of the last three fiscal years by our Chief Executive Officer and each of our most highly compensated executive officers, other than the Chief Executive Officer, who earned in excess of $100,000 for the year ended December 31, 2005 and were serving as executive officers at the end of the last completed fiscal year:

Summary Compensation Table

	Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary	Securities Underlying Options	Other Compensation
John Bush(1)	2005	$190,479	87,665	$106,666
Chief Executive Officer and President	2004	$0	0	$37,574
	2003	$0	0	$0
Shawn Kreloff(2)	2005	$9,808	250,000	$140,808
Chairman, Chief Executive Officer and President	2004	$0
Lance Yu	2005	$137,946	150,000	$5,453
Senior Vice President, Chief Technology	2004	$54,645	0	$0
Officer	2003	$5,883	0	$0

(1)	Mr. Bush resigned as our Chief Executive Officer and President effective May, 2006.

(2)	Mr. Kreloff was appointed Chairman in September 2004 and President and Chief Executive Officer in May 2006 when Mr. Bush resigned.

Option, Grants, Exercises and Values

The following table provides certain summary information concerning the granting of options during our fiscal year ended December 31, 2005 to our former Chief Executive Officer and Senior Vice President – Chief Technology Officer:

Option Grants In Last Fiscal Year

Name	Number of Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price per Share	Expiration Date
John Bush	87,665	5.2%	1.60	10/13/10
Shawn Kreloff	250,000	14.7%	1.60	10/13/10
Lance Yu	150,000	8.8%	1.60	10/13/10

The following table provides certain summary information concerning the exercise of options during the year ended December 31, 2005 and unexercisable options held as of the end of the 2005 fiscal year by the Chief Executive Officer and the Senior Vice President – Chief Technology Officer:

Aggregated Option Exercises In Last Fiscal Year

And Fiscal Year End Option Values

Name	Shares Acquired On Exercise	Value Realized	Number of Unexercised Options Held at Fiscal Year End	Value of Unexercised In-the-Money Options at FY-End(2)
			Exercisable/Unexercisable	Exercisable/Unexercisable
John Bush	0	0	29,221/58,444	$5,844	$11,689
Shawn Kreloff	0	0	83,333/166,667	$16,667	$33,333
Lance Yu	0	0	50,000/100,000	$10,000	$20,000

(1)	Value is based upon the market value of the Common Stock as of December 31, 2005, which was $1.80, less the exercise price payable per share under such options. Option grants for 4000 shares have been excluded because the market value was less than the exercise price.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2005, certain summary information with respect to compensation plans under which shares of the Common Stock are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (c)
Equity compensation plans approved by security holders(1)	1,925,000	1.519	3,000,000
Total	1,925,000	1.519	3,000,000

(1)	The 2000 Plan. The 2000 Plan will be terminated once the stockholders approve the Plan.

Employment Agreements

On August 28, 2006, the Company entered into an employment agreement with Shawn Kreloff for his services as President and Chief Executive Officer of the Company, which agreement expires on December 31, 2009. The agreement provides for an annual salary of $170,000, or such higher amount as the Board of the Company may determine, and an annual bonus based upon the achievement of targets established by the Board. Pursuant to the agreement, as soon as practicable following the Company's 2006 Annual Meeting of Stockholders, the Company will grant to Mr. Kreloff options to purchase 3,000,000 shares of Common Stock. In the event his employment terminates involuntarily without Cause (as defined in the agreement), Mr. Kreloff will receive a severance payment equal to one year's salary and benefits. In addition, the agreement includes a one-year post-employment, non-competition provision.

Legal Proceedings

We are not aware of any legal proceedings in which any director, officer or affiliate of the ours, any beneficial owner of record of more than five percent of any class of voting securities of ours, or any associate of any such director, officer, affiliate, or security holder is a party adverse to us or has a material interest adverse to us.

Certain Related Party Transactions

For the years ended December 31, 2005 and December 31, 2004, we paid aggregate consulting fees of $140,808 and $0, respectively, to Shawn Kreloff and $207,215 and $36,269, respectively, to Nicholas Glinsman, our former Corporate Secretary. In addition, relocation expenses of $32,884 were incurred by us in 2005 for Mr. Glinsman’s benefit. On December 1, 2005, Mr. Kreloff became our full-time employee at an annual salary of $150,000. We also granted options expiring October 13, 2010 to each of Messrs. Kreloff and Glinsman to purchase up to 250,000 shares of our Common Stock at an exercise price of $1.60.

On July 18, 2005, we entered into a two-year consulting agreement with Mr. Frank Fanzilli, a director, under which we pay him $5,000 per month for consulting services. In 2005, Mr. Fanzilli received amounts totaling $20,000 and on August, 2006, Mr. Fanzilli was paid $35,000 for services rendered from December 2005 to June 2006. We also issued to Mr. Fanzilli and each of Michael P. Castellano and Joseph V. Vittoria, in connection with their appointment to our Board in 2005, 40,000 shares of our Common Stock (an aggregate of 120,000 shares) pursuant to the restricted stock equity compensation plan described under ‘‘Management – Compensation of Directors.’’ Paul McAleese, who was also appointed to our Board in 2005 and who resigned from the Board effective March 6, 2006, was also awarded 40,000 shares of our Common Stock under this equity compensation plan , but, as provided in the plan, forfeited 20,000 shares by reason of his resignation from the Board. We have filed a registration statement with the Securities and Exchange Commission (the ‘‘Commission’’) seeking to register all these shares for resale by such persons under the Securities Act of 1933. We also granted options to purchase up to 5,000 shares of our Common Stock to each of such persons in 2005 in connection with their appointment to our Board.

During the first quarter of 2006, we paid consulting and management fees to shareholders and directors of our Company in the amount of $83,000. This included payments for consulting fees of $65,332 to Mr. Glinsman, a former director and the former Corporate Secretary of our Company.

Bryan Maizlish and Paul Meyer were each awarded 40,000 restricted shares of our Common Stock and options to purchase 5,000 shares of our Common Stock in connection with their appointments to our Board. The restricted stock awards and option grants were effected on March 28, 2006. Also, following his appointment to the Board and appointment as the Chairman of the Audit Committee on July 6, 2006, Jeffrey Branman was granted 100,000 shares of restricted stock by the Compensation and Nominating Committee on July 13, 2006.

One of our directors, Mr. Meyer, is the President of Shuffle Master, Inc.. In January 2006, we entered into a strategic alliance licensing and distribution agreement with Shuffle Master, Inc. under which we agreed to develop certain wireless gaming technology for Shuffle Master, Inc.. Pursuant to this agreement we are entitled to receive 40% of the gross revenue received by Shuffle Master, Inc. from worldwide sales of wireless ‘‘casino’’ gaming applications to customers of, or sourced by, Shuffle Master, Inc. and 45% of the gross revenues received by Shuffle Master, Inc. from worldwide sales of wireless ‘‘casino’’ gaming applications to customers sourced by us. The agreement has a term of five years and will automatically be renewed for additional five year periods if the gross revenues from such sales exceed $15 million on an annualized basis, based on the gross revenues in the final quarter prior to the expiration of each such five year period. If such gross revenues on an annualized basis are less than $15 million then Shuffle Master, Inc. may terminate the agreement.

In April 2006, we entered into a mutual separation agreement and a consulting agreement with Mr. Glinsman. Mr. Glinsman had been a director and a Corporate Secretary of Sona Mobile Holdings Corp. Under the mutual separation agreement we are obligated to pay Mr. Glinsman a total of $40,000. As of the date of this Proxy Statement $40,000 has been paid. In addition, under his consulting agreement, we are obligated to pay Mr. Glinsman a total of $5,000 in 3 monthly installments beginning April 2006.

On July 17, 2006, the company entered into a mutual separation agreement and a consulting agreement with John Bush in connection with his resignation as Chief Executive Officer of the Company. Pursuant to the terms of the separation agreement, Mr. Bush will receive $150,000 as severance pay and CAD$65,057.87 representing previously earned but unpaid compensation. Mr. Bush will also be entitled to reimbursement for accrued but unused vacation days with respect to calendar year 2005 and will receive medical insurance through May 31, 2007. The separation agreement contains a non-competition and non-solicitation provision for the term of the agreement. In consideration for the foregoing, Mr. Bush has provided the company with a general release of claims. The separation agreement contains certain termination rights for both the company and Mr. Bush, and further provides that, any termination under the separation agreement will automatically terminate the consulting agreement.

Pursuant to the terms of the consulting agreement, Mr. Bush, among other things, has been engaged to develop and service the financial services and corporate enterprise solutions markets for the Company’s products and services. The term of the agreement is for a period of one year commencing on June 1, 2006, subject to extension. The consulting agreement contains representations and warranties and a non-competition and non-solicitation provision during the term of the agreement. In consideration for the services provided by Mr. Bush, he shall receive a consulting fee equal to $7,500 per month for 12 months. To date $22,500 has been paid. Mr. Bush also receives 4% commission on any new accounts he introduces to us. In addition to the monthly consulting fee, Mr. Bush shall be entitled to commissions on the sales of the Company’s products and services to customers. The consulting agreement contains certain termination rights for both the company and Mr. Bush, and further provides that, any termination under the consulting agreement shall automatically terminate the separation agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than ten percent (10%) stockholders are required by to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent (10%) stockholders were complied with during the fiscal year ended December 31, 2005. With respect to any former directors, officers, and ten percent (10%) stockholders, we do not have any knowledge of any known failures to comply with the filing requirements of Section 16(a).

APPOINTMENT OF INDEPENDENT AUDITORS
(Item 3 on the Proxy Card)

Horwath audited Sona Mobile Inc.’s financial statements for its years ended December 31, 2003 and 2004. As a result of the Merger, Horwath became our auditor of record. Their audit report for a fiscal year ended December 31, 2005 appears in our annual report filed on Form 10-KSB with the Commission on March 31, 2006. A representative of Horwath will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Prior to the Merger, Singer Lewack Greenbaum & Goldstein (‘‘Singer’’) was the independent auditor for PerfectData Corporation.

Although selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification, the Board does believe that as a matter of good corporate practice, it is preferable to have stockholders ratify the appointment of our auditors. At the same time, the Board believes that the Audit Committee, made up solely of independent directors, should be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors.

Principal Accountant Fees and Services

Audit Fees.

Horwath billed us $35,054 for professional services rendered in connection with its audit of our financial statements for the year ended December 31, 2005, all of which has been paid. In addition, Horwath billed us $19,763 for its review of our financial statements included in the Forms 10-QSB filed for the first three quarters of the 2005 fiscal year.

Horwath billed us $18,700 for professional services rendered in connection with its audit of our annual financial statements for the year ended December 31, 2004.

Audit-Related Fees.

Horwath billed us $6,750 for professional services rendered in the 2005 fiscal year in connection with the annual proxy statement for the fiscal year ended March 31, 2005.

Tax Fees.

Horwarth billed us $0 for its professional services in connection with preparing our federal and state tax returns for 2004 and estimates that it will bill us $10,000 for its professional services in connection with preparing and filing our federal and state tax returns for 2005.

All Other Fees.

During 2005, Horwath billed us $10,925 for its professional services in relation to the review and preparation of 8-K’s in connection with the merger transaction.

Audit Committee Approval.

Pursuant to the Audit Committee Charter, only the Audit Committee may select annually the Independent Registered Public Accounting Firm for the Company, subject to stockholder ratification. Only the Audit Committee may replace the Independent Registered Public Accounting Firm. The Charter also requires the Audit Committee to approve the retention of the independent auditors for any non-audit service and the fee for such service. The Audit Committee also approves the scope of the annual audit and the intended fee for such service and the fees for the quarterly reviews of the financial statements in the Forms 10-QSB. The Charter does not permit any delegation of the Audit Committee's authority to management and sets forth procedures for annual reviews by the Audit Committee of the Independent Registered Public Accounting Firm to determine their qualifications and independence.

With respect to all of the services described under the captions ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ and ‘‘All Other Fees,’’ the Audit Committee reviewed in advance the scope of the services to be rendered and determined that the services were compatible with maintaining the independence of Horwath. The Audit Committee also approved in advance all of the fees for such services and for the fees described under the caption ‘‘Audit Fees.’’

MISCELLANEOUS

Other Matters

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the 2006 Annual Meeting other than the items referred to above. If any other matter is properly brought before the 2006 Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The Commission’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as ‘‘householding,’’ potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or annual report to Sona Mobile Holdings Corp., 825 Third Avenue, 32nd Floor, New York, New York 10022, Attention: Corporate Secretary.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2006 must follow the procedures found in Rule 14a-8 under the Exchange Act and our Bylaws. To be eligible for inclusion in our 2007 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than 120 days before August 31, 2007. Such proposals should be addressed to Sona Mobile Holdings Corp., 825 Third Avenue, 32nd Floor, New York, New York 10022, Attention: Corporate Secretary.

Annual Report

We file annual, quarterly and periodic reports, proxy statements and other information with the Commission. These filings are available to the public on the Internet at the Commission's web site, http://www.sec.gov. The Commission's web site contains reports, proxy statements and other information regarding issuers, like us, that file these reports, statements and other documents electronically with the Commission. You can also read and copy any document we file with the Commission at the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Commission's Public Reference Section at that address. Please call the Commission at 1-800-SEC-0330 for further information regarding the operation of the Public Reference Room.

The Financial Statements; Management’s Discussion and Analysis of Financial Condition and Results of Operations; and, Changes in and Disagreements with Accountants on Accounting and Financial Disclosure contained therein are incorporated by reference and are deemed part of this soliciting material. Notwithstanding the foregoing, other portions of the Annual Report to stockholders are not part of the Company's proxy solicitation materials. You should rely only on the information contained in this Proxy Statement. No one has been authorized to provide you with different information.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS

Stephen Fellows, Corporate Secretary

Dated:	New York, New York August 31, 2006

APPENDIX A

2006 Incentive Plan

Sona Mobile Holdings Corp.

Adopted by the Board of Directors as of August 15, 2006

i

Sona Mobile Holdings Corp.
2006 Incentive Plan

Article 1.    Establishment, Purpose, and Duration

1.1    Establishment.    Sona Mobile Holdings Corp., a Delaware Corporation (the ‘‘Company’’), establishes an incentive compensation plan to be known as the 2006 Incentive Plan (the ‘‘Plan’’), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

The Plan shall become effective upon shareholder approval (the ‘‘Effective Date’’) and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of the Plan.    The purpose of the Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3    Duration of the Plan.    Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

Article 2.    Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	‘‘Affiliate’’ shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2	‘‘Annual Award Limit’’ or ‘‘Annual Award Limits’’ have the meaning set forth in Section 4.3 hereof.

2.3	‘‘Award’’ means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4	‘‘Award Agreement’’ means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5	‘‘Beneficial Owner’’ or ‘‘Beneficial Ownership’’ shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6	‘‘Board’’ or ‘‘Board of Directors’’ means the Board of Directors of the Company.

2.7	‘‘Cash-Based Award’’ means an Award granted to a Participant as described in Article 10.

2.8	‘‘Code’’ means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9	‘‘Committee’’ means the committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board and, unless otherwise determined by the Board, the Committee shall consist of no fewer than two directors, each of whom is (i) a ‘‘Non-Employee Director’’ within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, and (ii) an ‘‘outside director’’ within the meaning of Section 162(m) of the Code.

2.10	‘‘Company’’ has the meaning set forth in Section 1.1 hereof, and any successor thereto as provided in Article 20 herein.

2.11	‘‘Covered Employee’’ means a Participant who is a ‘‘covered employee,’’ as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.12	‘‘Director’’ means any individual who is a member of the Board of Directors of the Company.

2.13	‘‘Effective Date’’ has the meaning set forth in Section 1.1 hereof.

2.14	‘‘Employee’’ means any employee of the Company, its Affiliates, and/or its Subsidiaries.

2.15	‘‘Exchange Act’’ means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16	‘‘Fair Market Value’’ or ‘‘FMV’’ means, if Shares are traded ‘‘over the counter’’ at the time a determination of its Fair Market Value is required to be made hereunder, the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded, an average of such trading dates, or such other measure as the Committee deems appropriate. If the Shares are traded on an established stock exchange (such as the NASDAQ), then FMV means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on such established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.17	‘‘Full Value Award’’ means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.18	‘‘Freestanding SAR’’ means a SAR that is granted independently of any Options, as described in Article 7.

2.19	‘‘Grant Price’’ means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20	‘‘Incentive Option’’ or ‘‘ISO’’ means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21	‘‘Insider’’ shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22	‘‘Nonemployee Director’’ means a Director who is not an Employee.

2.23	‘‘Nonemployee Director Award’’ means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24	‘‘Nonqualified Option’’ or ‘‘NQSO’’ means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25	‘‘Option’’ means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.26	‘‘Option Price’’ means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27	‘‘Other Share-Based Award’’ means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28	‘‘Participant’’ means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29	‘‘Performance-Based Compensation’’ means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.30	‘‘Performance Measures’’ means (i) those measures described in Section 11.3 hereof on which the performance goals are based, or (ii) such other measures that have been approved by the Company’s shareholders as contemplated by Article 11 in order to qualify Awards as Performance-Based Compensation.

2.31	‘‘Performance Period’’ means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32	‘‘Performance Share’’ means an Award granted under Article 9 and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33	‘‘Performance Unit’’ means an Award granted under Article 9 and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34	‘‘Period of Restriction’’ means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35	‘‘Person’’ shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a ‘‘group’’ as defined in Section 13(d) thereof.

2.36	‘‘Plan’’ means this 2006 Incentive Plan, as it may hereinafter be amended or restated.

2.37	‘‘Plan Year’’ means the Company’s fiscal year as may be in effect from time to time. The Company’s current fiscal year is the calendar year.

2.38	‘‘Restricted Shares’’ means an Award granted to a Participant pursuant to Article 8.

2.39	‘‘Restricted Share Unit’’ means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.40	‘‘Share’’ or ‘‘Shares’’ means the Company’s shares of common stock, par value $.01 per share.

2.41	‘‘Share Appreciation Right’’ or ‘‘SAR’’ means an Award, designated as a SAR, pursuant to the terms of Article 7.

2.42	‘‘Subsidiary’’ means any Corporation, partnership, limited liability company or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest.

2.43	‘‘Tandem SAR’’ means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.44	‘‘Third Party Service Provider’’ means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.45	‘‘Treasury Regulations’’ means the regulations promulgated under the Code.

2.46	‘‘Withholding Taxes’’ means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

Article 3.    Administration

3.1    General.    The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2    Authority of the Committee.    The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3    Delegation.    The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

Article 4.    Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Awards.    Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the ‘‘Share Authorization’’) shall be 7,000,000 Shares. Any Shares that are subject to Awards of Options or Share Appreciation Rights shall be counted against this limit as one Share for every Share issuable pursuant to such Awards. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as two Shares for every Share awarded pursuant to any such Awards.

4.2    Share Usage.    Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3    Annual Award Limits.    Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an ‘‘Annual Award Limit’’ and, collectively, ‘‘Annual Award Limits’’) shall apply to grants of such Awards under the Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 3,500,000 Shares.

(b)	SARs: The maximum number of Shares subject to Share Appreciation Rights granted in any one Plan Year to any one Participant shall be 500,000 Shares.

(c)	Restricted Shares or Restricted Share Units: The maximum aggregate grant with respect to Awards of Restricted Shares or Restricted Share Units in any one Plan Year to any one Participant shall be 500,000 Shares.

(d)	Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be 500,000 Shares (if such Award is payable in Shares), or equal to the value of 500,000 Shares. For this purpose, to the extent an Award is payable in cash or property other than Shares, then such Award shall be treated as payable in such number of Shares having a value equal to the value of the cash or property (other than Shares) payable under such Award, determined as of the earlier of the date of vesting or payout.

(e)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed 500,000 dollars.

(f)	Other Share-Based Awards. The maximum aggregate grant with respect to Other Share-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 500,000 Shares.

The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4    Adjustments in Authorized Shares.    In the event of any Corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar Corporate event or transaction, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Any actions of the Committee with respect to any or all of the foregoing adjustments shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a ‘‘Reorganization’’) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; provided, however, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of Section 17.1 or the provisions of Section 409A of the Code.

Article 5.    Eligibility and Participation

5.1    Eligibility.    Individuals eligible to participate in this Plan include all key Employees, Directors, and Third Party Service Providers.

5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6.    Options

6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary Corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder).

6.2    Award Agreement.    Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3    Option Price.    The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

6.4    Duration of Options.    Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant.

6.5    Exercise of Options.    Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8    Termination of Employment.    Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9    Transferability of Options.

(a)	Incentive Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

(b)	Nonqualified Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10    Notification of Disqualifying Disposition.    If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

6.11    Special ISO Rules for 10% Shareholders.    If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of his or her employer (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a)	The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b)	The ISO will not have a term in excess of 5 years from the date of grant.

6.12    Buyout Provisions.    The Committee may at any time offer to purchase or redeem, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participants at the time that such offer is made.

Article 7.    Share Appreciation Rights

7.1    Grant of SARs.    Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

7.2    SAR Agreement.    Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3    Term of SAR.    The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.

7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5.    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than 100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

7.6    Payment of SAR Amount.    SARs granted under this Plan shall be payable only in Shares. Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

7.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8    Nontransferability of SARs.    Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9    Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8.    Restricted Shares and Restricted Share Units

8.1    Grant of Restricted Shares or Restricted Share Units.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2    Restricted Shares or Restricted Share Unit Agreement.    Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine. Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

8.3    Transferability.    Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Shares and/or

Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4    Other Restrictions.    The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

‘‘The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Sona Mobile Holdings Corp. 2006 Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Sona Mobile Holdings Corp.’’

8.6    Voting Rights.    Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

8.7    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8    Section 83(b) Election.    The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.    Performance Units/Performance Shares

9.1    Grant of Performance Units/Performance Shares.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2    Value of Performance Units/Performance Shares.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3    Earning of Performance Units/Performance Shares.    Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4    Form and Timing of Payment of Performance Units/Performance Shares.    Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

9.5    Termination of Employment.    Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6    Nontransferability.    Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

Article 10.    Cash-Based Awards and Other Share-Based Awards

10.1    Grant of Cash-Based Awards.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2    Other Share-Based Awards.    The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3    Value of Cash-Based and Other Share-Based Awards.    Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4    Payment of Cash-Based Awards and Other Share-Based Awards.    Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to a Cash-Based Award or Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a risk of forfeiture (within the meaning of Section 409A of the Code).

10.5    Termination of Employment.    The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6    Nontransferability.    Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11.    Performance Measures

11.1.    General.    (a)    Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more ‘‘outside directors’’ (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b)    Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

(c)    The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

11.2.    Other Awards.    Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

(a)    the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b)    no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c)    after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3    Performance Measures.    Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios; and

(j)	Share price (including, but not limited to, growth measures and total shareholder return).

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of peer companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices.

11.4    Evaluation of Performance.    The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.5    Adjustment of Performance-Based Compensation.    Awards intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.6    Committee Discretion.    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

Article 12.    Nonemployee Director Awards

All Awards to Nonemployee Directors shall be determined by the Board. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 13.    Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

Article 14.    Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 15.    Rights of Participants

15.1    Employment.    Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2    Participation.    No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3    Rights as a Shareholder.    Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 16.    Change of Control

In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a ‘‘Change of Control’’ of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; provided however, that such written agreement may not increase the maximum amount of such Awards.

Article 17.    Amendment, Modification, Suspension, and Termination

17.1    Amendment, Modification, Suspension, and Termination.    Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR. Further, no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    The Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any actions of the Committee with respect to the foregoing adjustments shall be conclusive and binding on Participants under the Plan.

17.3    Awards Previously Granted.    Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 18.    Withholding

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement. If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

Article 19.    Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20.    General Provisions

20.1    Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.2    Legend.    The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.6    Delivery of Title.    The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8    Investment Representations.    The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9    Employees Based Outside of the United States.    Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Employees, Directors, or Third Party Service Providers outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors, or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10    Uncertificated Shares.    To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11    Unfunded Plan.    Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.12    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13    Retirement and Welfare Plans.    Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as ‘‘compensation’’ for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14    Nonexclusivity of the Plan.    The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.15    No Constraint on Corporate Action.    Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.16    Governing Law.    The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.17    Indemnification.    Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgement in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of InCorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.18    Amendment to Comply with Applicable Law.    It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409A.

↓    DETACH PROXY CARD HERE    ↓

SONA MOBILE HOLDINGS CORP.
P R O X Y
FOR ANNUAL MEETING OF THE STOCKHOLDERS
FRIDAY, SEPTEMBER 29, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Shawn Kreloff and Stephen Fellows, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of Sona Mobile Holdings Corp. to be held in the Valencia Room of the San Carlos Hotel, 150 East 50th Street, 2nd floor, New York, NY, on Friday, September 29, 2006 at 10:00 A.M., Eastern Time and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of Sona Mobile Holdings Corp. held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting.

(Continued, and to be signed, on the Reverse Side)

Please mark ‘‘X’’ your votes as indicated:

1.ELECTION OF DIRECTORS: Shawn Kreloff, Paul C. Meyer, Michael Fields, M. Jeffrey Branman	FOR election of all nominees	WITHHOLD vote from all nominees	FOR all nominees,
EXCEPT for nominee(s) listed below from whom vote is withheld.

2.Approval of Sona Mobile Holdings Corp.’s 2006 Incentive Plan.	FOR	AGAINST	ABSTAIN
3.Approval of the appointment of Horwath Orenstein LLP as the Company’s auditors for 2006.	FOR	AGAINST	ABSTAIN

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 3.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

Dated:	, 2006

Signature of Stockholder

Signature of Stockholder

NOTE:  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

IMPORTANT – PLEASE FILL IN, SIGN AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

Please Detach Here
↓    You Must Detach This Portion of the Proxy Card    ↓
Before Returning it in the Enclosed Envelope